Exhibit 99.1

CUISINE SOLUTIONS, INC.
ANNOUNCES FISCAL 2007 YEAR END AND FOURTH QUARTER RESULTS

Fourth consecutive year of net sales growth over 25%

ALEXANDRIA, VA — September 20, 2007 - Cuisine Solutions, Inc. (AMEX: FZN), a leading premium, fully-cooked, frozen food manufacturer, today announced results for its fiscal year and fourth quarter ended June 30, 2007 .  For the fiscal year we reported an increase in net sales of 25.3% from $64,114,000 to $80,331,000.  All five sales channels showed positive growth for the fiscal year led by National Restaurant Chains and Retail growing 65.8% and 48.7%, respectively, compared to fiscal year 2006.   Net income for fiscal year 2007 increased to $10,544,000 from $3,654,000 in fiscal year 2006 due primarily to a reversal of a tax valuation reserve for a net benefit of $7,069,000.  Net income per share basic went from $0.22 per share to $0.64 and diluted from $0.20 to $0.58 per share for fiscal 2007 as compared to fiscal 2006.  “This completes our fourth consecutive fiscal year with over 25% sales growth and our third consecutive year of profitability,” stated CEO Stanislas Vilgrain.  “Most importantly with every sale, awareness of the Cuisine Solutions premium brand grows both with the retail consumers and food industry professionals.”

For the fourth quarter of fiscal year 2007 our net sales were $18,979,000, up 28.2% over prior fiscal year fourth quarter of $14,800,000.  Growth in fourth quarter sales was largely driven by an 88.9% increase in new product sales compared to the same period in fiscal 2006.  Military and National Restaurant Chain sales grew by 95.5% and 68% respectively compared to the same quarter in fiscal year 2006.  Net income for the fourth quarter of fiscal year 2007 decreased to a loss of $223,000 compared to fourth quarter of fiscal year 2006 income of $686,000 due primarily to a tax adjustment of $810,000.  Net income per share basic and diluted went from $0.04 per share to ($0.01) for the fourth quarter of fiscal year 2007 as compared to the fourth quarter of fiscal year 2006.

“Our goal and focus on being the leader in the premium, fully-cooked, frozen food category remains steadfast,” stated Mr. Vilgrain.  “Our strategy for greater growth and profitability for fiscal 2008 includes enhancing our distribution capabilities to reach more customers and improving our overall customer service and care while continuing to produce and sell the highest quality products in our market with greatest possible convenience to food professionals and consumers.”

	(unaudited)
	Fourth Quarter Ended			Full Year Ended
	June 30,2007	June 24, 2006	% change	June 30,2007	June 24, 2006	% change
By Geographic Region
USA Sales	$12,912,000	$9,474,000	36.3%	$55,866,000	$43,732,000	27.7%
Europe Sales	6,017,000	5,148,000	16.9%	24,150,000	20,003,000	20.7%
Rest of World Sales	50,000	178,000	(71.9%)	315,000	379,000	(16.9%)
Net Sales	$18,979,000	$14,800,000	28.2%	$80,331,000	$64,114,000	25.3%

	June 30,2007	June 24, 2006	% change	June 30,2007	June 24, 2006	% change

Existing products	$14,599,000	$12,481,000	17.0%	$63,603,000	$56,134,000	13.3%
New products	4,380,000	2,319,000	88.9%	16,728,000	7,980,000	109.6%
Net Sales	$18,979,000	$14,800,000	28.2%	$80,331,000	$64,114,000	25.3%

	June 30,2007	June 24, 2006	% change	June 30,2007	June 24, 2006	% change

By Channel
On Board Services	$5,304,000	$4,733,000	12.1%	$19,385,000	$17,483,000	10.9%
Food Service	3,497,000	3,517,000	(0.6%)	13,693,000	13,236,000	3.5%
Retail	4,173,000	3,312,000	26.0%	23,766,000	15,984,000	48.7%
Military	4,027,000	2,060,000	95.5%	17,612,000	13,868,000	27.0%
National Restaurant Chains	1,978,000	1,178,000	67.9%	5,875,000	3,543,000	65.8%
Net Sales	$18,979,000	$14,800,000	28.2%	$80,331,000	$64,114,000	25.3%

CUISINE SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS

	As of
	June 30, 2007	June 24, 2006
ASSETS
Current assets
Cash and cash equivalents	$546,000	$2,154,000
Trade accounts receivable, net	5,864,000	5,360,000
Inventory, net	15,081,000	9,461,000
Prepaid expenses	521,000	373,000
Accounts receivable, related party	57,000	25,000
Other current assets	638,000	616,000
Assets from discontinued operations	—	6,000
TOTAL CURRENT ASSETS	22,707,000	17,995,000

Investments, non-current	375,000	375,000
Fixed assets, net	12,520,000	8,321,000
Restricted cash	66,000	5,000
Deferred tax assets, net	7,069,000	—
Other assets	83,000	70,000
TOTAL ASSETS	$42,820,000	$26,766,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$6,999,000	$5,831,000
Accrued payroll and related liabilities	2,486,000	2,455,000
Line-of-credit	1,811,000	1,000,000
Current portion of long-term debt	777,000	356,000
Liabilities from discontinued operations	—	150,000
TOTAL CURRENT LIABILITIES	12,073,000	9,792,000

Long-term debt, less current portion	5,523,000	3,321,000
Asset retirement obligation	499,000	398,000
Deferred rent	100,000	—
TOTAL LIABILITIES	18,195,000	13,511,000

Commitments and Contingencies	—	—

Stockholders’ equity
Common stock—$.01 par value, 20,000,000 shares authorized, 16,623,191 and 16,439,191 shares issued and outstanding at June 30, 2007 and June 24, 2006, respectively	166,000	165,000

Class B Stock—$.01 par value, 175,000 shares authorized, none issued	—	—

Additional paid-in capital	27,934,000	27,516,000
Accumulated deficit	(4,583,000)	(15,127,000)
Accumulated other comprehensive income
Cumulative translation adjustment	1,108,000	701,000
TOTAL STOCKHOLDERS’ EQUITY	24,625,000	13,255,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,820,000	$26,766,000

CUISINE SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME

	Fourth Quarter ended		Year Ended
	June 30, 2007	June 24, 2006	June 30, 2007	June 24, 2006

Net sales	$18,979,000	$14,800,000	$80,331,000	$64,114,000
Cost of goods sold	14,762,000	11,348,000	62,116,000	48,002,000
Gross margin	4,217,000	3,452,000	18,215,000	16,112,000

Research and development	262,000	142,000	909,000	632,000
Selling and marketing	1,621,000	1,417,000	7,688,000	6,603,000
General and administrative	1,680,000	1,234,000	6,051,000	5,136,000
Income before non operating expense and income taxes	654,000	659,000	3,567,000	3,741,000
Total non-operating expense	(68,000)	33,000	(208,000)	(67,000)
Income before income taxes	586,000	692,000	3,359,000	3,674,000
Provision for income tax (expense) benefit	(810,000)	(6,000)	7,068,000	(20,000)
(Loss) Income from continuing operations	(224,000)	686,000	10,427,000	3,654,000

Net income from discontinued operations	1,000	—	117,000	—
Net Income	($223,000)	$686,000	$10,544,000	$3,654,000
Per common share data
Basic earnings:
Income from continuing operations	($0.01)	$0.04	$0.63	$0.22
Income (loss) from discontinued operations	—	—	0.01	—
Net income	($0.01)	$0.04	$0.64	$0.22
Diluted earnings:
Income from continuing operations	($0.01)	$0.04	$0.57	$0.20
Income (loss) from discontinued operations	—	—	0.01	—
Net income	($0.01)	$0.04	$0.58	$0.20

Weighted average shares outstanding-basic	16,554,574	16,423,343	16,477,272	16,249,566
Common stock equivalents	—	1,859,933	1,851,379	1,922,799
Weighted average shares outstanding-diluted	16,554,574	18,283,276	18,328,651	18,172,365

This news release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Achievement of projected or implied future results, including, without limitation, is subject to numerous risks and uncertainties—including, without limitation, the risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission—and the possibility of inaccurate assumptions that could cause actual results to vary materially from the results expressed or implied in this presentation. Among these risks and uncertainties are the Company’s assumptions related to the performance of certain aspects of its business upon which its future financial results may be materially reliant, including, without limitation, projected sales generated by its military, retail, onboard services, food service and national restaurant chain channels, changes in product mix and corresponding changes in average unit price and production efficiencies, and costs related to new facilities and other expenditures incident to plans to future growth. Material changes in any of these or other financial factors may cause actual results to differ materially from any projections made herein. In addition, except as required by law, the Company does not undertake and does not intend to update any forward-looking statement that it may make in this presentation or in any other context, from time to time.

Contact:

Cuisine Solutions, Inc., Alexandria, VA.
Lillian Liu, 703-270-2918

lliu@cuisinesolutions.com